                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 1999


I.  RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                                         864,198.65
      Available Funds:
        Contract Payments due and received in this period                                                      4,153,928.30
        Contract Payments due in prior period(s) and received in this period                                     389,047.72
        Contract Payments received in this period for next period                                                 89,960.38
        Sales, Use and Property Tax payments received                                                            108,087.61
        Prepayment Amounts related to early termination in this period                                           456,202.30
        Servicer Advance                                                                                         729,915.21
        Proceeds received from recoveries on previously Defaulted Contracts                                            0.00
        Transfer from Reserve Account                                                                              8,734.78
        Interest earned on Collection Account                                                                     12,000.93
        Interest earned on Affiliated Account                                                                      7,555.31
        Proceeds from repurchase of Contracts per Contribution and Servicing
           Agreement Section 5.03                                                                                      0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01
           (Substituted contract < Predecessor contract)                                                               0.00
        Amounts paid under insurance policies                                                                          0.00
        Maintenance, Late Charges and any other amounts                                                          164,047.79

                                                                                                              -------------
      Total Available Funds                                                                                    6,983,678.98
      Less: Amounts to be Retained in Collection Account                                                         673,920.63
                                                                                                              -------------
      AMOUNT TO BE DISTRIBUTED                                                                                 6,309,758.35
                                                                                                              =============




      DISTRIBUTION OF FUNDS:
        1. To Trustee -  Fees                                                                                          0.00
        2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                            389,047.72
        3. To Noteholders (For Servicer Report immediately following the Final Additional
             Closing Date)
             a) Class A1 Principal and Interest                                                                4,083,169.54
             a) Class A2 Principal (distributed after A1 Note matures) and Interest                              549,900.00
             a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                       182,832.00
             b) Class B Principal and Interest                                                                   111,007.90
             c) Class C Principal and  Interest                                                                  126,503.06
             d) Class D Principal and Interest                                                                   130,252.81
             e) Class E Principal and Interest                                                                   137,715.56

        4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                     0.00
        5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
             a) Residual Interest (Provided no Restricting or Amortization Event in effect)                       53,573.60
             b) Residual Principal (Provided no Restricting or Amortization Event in effect)                     171,809.17
             c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)            8,734.78
        6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts            291,691.64
        7. To Servicer, Servicing Fee and other Servicing Compensations                                           73,520.57
                                                                                                              -------------
      TOTAL FUNDS DISTRIBUTED                                                                                  6,309,758.35
                                                                                                              =============

                                                                                                              -------------
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
        Funds (if any)}                                                                                          673,920.63
                                                                                                              =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                             $2,182,541.24
      - Add Investment Earnings                                                                                    8,734.78
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                 0.00
      - Less Distribution to Certificate Account                                                                   8,734.78
                                                                                                              -------------
End of period balance                                                                                         $2,182,541.24
                                                                                                              =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                     $2,182,541.24
                                                                                                              =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 1999


III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Pool A                                     130,826,921.74
                          Pool B                                      40,720,735.95
                                                                    ---------------
                                                                                              171,547,657.69

Class A Overdue Interest, if any                                               0.00
Class A Monthly Interest - Pool A                                        615,456.19
Class A Monthly Interest - Pool B                                        191,564.77

Class A Overdue Principal, if any                                              0.00
Class A Monthly Principal - Pool A                                     2,267,953.72
Class A Monthly Principal - Pool B                                     1,740,926.86
                                                                    ---------------
                                                                                                4,008,880.58
Ending Principal Balance of the Class A Notes
                          Pool A                                     128,558,968.02
                          Pool B                                      38,979,809.09
                                                                    ---------------
                                                                                             ---------------
                                                                                              167,538,777.11
                                                                                             ===============

Interest Paid Per $1,000        Principal Paid Per $1,000           Ending Principal
Original Face $190,972,000      Original Face $190,972,000          Balance Factor
              $   4.225860                    $  20.991981                 87.729498%


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Class A1                                 16,457,657.69
                          Class A2                                117,000,000.00
                          Class A3                                 38,090,000.00
                                                                 ---------------
                                                                                          171,547,657.69
Class A Monthly Interest
                          Class A1 (Actual Number Days/360)            74,288.96
                          Class A2                                    549,900.00
                          Class A3                                    182,832.00

Class A Monthly Principal
                          Class A1                                  4,008,880.58
                          Class A2                                          0.00
                          Class A3                                          0.00
                                                                 ---------------
                                                                                            4,008,880.58
Ending Principal Balance of the Class A2 Notes
                          Class A1                                 12,448,777.11
                          Class A2                                117,000,000.00
                          Class A3                                 38,090,000.00
                                                                 ---------------
                                                                                         ---------------
                                                                                          167,538,777.11
                                                                                         ===============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 1999


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                           2,990,274.69
                                          Pool B                             930,740.34
                                                                          -------------
                                                                                                 3,921,015.03

           Class B Overdue Interest, if any                                        0.00
           Class B Monthly Interest - Pool A                                  14,776.94
           Class B Monthly Interest - Pool B                                   4,599.41
           Class B Overdue Principal, if any                                       0.00
           Class B Monthly Principal - Pool A                                 51,838.94
           Class B Monthly Principal - Pool B                                 39,792.61
                                                                          -------------
                                                                                                    91,631.55
           Ending Principal Balance of the Class B Notes
                                          Pool A                           2,938,435.75
                                          Pool B                             890,947.73
                                                                          -------------
                                                                                                -------------
                                                                                                 3,829,383.48
                                                                                                =============

Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $4,365,000       Original Face $ 4,365,000      Balance Factor
              $ 4.439026                     $ 20.992337             87.729289%


VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes
                                          Pool A                 3,364,303.09
                                          Pool B                 1,047,168.82
                                                                -------------
                                                                                      4,411,471.91

           Class C Overdue Interest, if any                              0.00
           Class C Monthly Interest - Pool A                        17,858.84
           Class C Monthly Interest - Pool B                         5,558.72
           Class C Overdue Principal, if any                             0.00
           Class C Monthly Principal - Pool A                       58,318.81
           Class C Monthly Principal - Pool B                       44,766.69
                                                                -------------
                                                                                        103,085.50
           Ending Principal Balance of the Class C Notes
                                          Pool A                 3,305,984.28
                                          Pool B                 1,002,402.13
                                                                -------------
                                                                                     -------------
                                                                                      4,308,386.41
                                                                                     =============


Interest Paid Per $1,000        Principal Paid Per $1,000        Ending Principal
Original Face $4,910,955        Original Face $ 4,910,955        Balance Factor
              $ 4.768433                      $ 20.990927               87.730114%

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 1999


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                      3,364,303.09
                                          Pool B                      1,047,168.82
                                                                     -------------
                                                                                            4,411,471.91

           Class D Overdue Interest, if any                                   0.00
           Class D Monthly Interest - Pool A                             20,718.50
           Class D Monthly Interest - Pool B                              6,448.81
           Class D Overdue Principal, if any                                  0.00
           Class D Monthly Principal - Pool A                            58,318.81
           Class D Monthly Principal - Pool B                            44,766.69
                                                                     -------------
                                                                                              103,085.50
           Ending Principal Balance of the Class D Notes
                                          Pool A                      3,305,984.28
                                          Pool B                      1,002,402.13
                                                                     -------------
                                                                                           -------------
                                                                                            4,308,386.41
                                                                                           =============

Interest Paid Per $1,000        Principal Paid Per $1,000        Ending Principal
Original Face $4,910,955        Original Face $ 4,910,955        Balance Factor
              $ 5.531981                      $ 20.990927               87.730114%


VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes
                                          Pool A                       3,364,303.09
                                          Pool B                       1,047,168.82
                                                                      --------------
                                                                                            4,411,471.91

           Class E Overdue Interest, if any                                    0.00
           Class E Monthly Interest - Pool A                              26,409.78
           Class E Monthly Interest - Pool B                               8,220.28
           Class E Overdue Principal, if any                                   0.00
           Class E Monthly Principal - Pool A                             58,318.81
           Class E Monthly Principal - Pool B                             44,766.69
                                                                      -------------
                                                                                              103,085.50
           Ending Principal Balance of the Class E Notes
                                          Pool A                       3,305,984.28
                                          Pool B                       1,002,402.13
                                                                      -------------
                                                                                           -------------
                                                                                            4,308,386.41
                                                                                           =============

Interest Paid Per $1,000       Principal Paid Per $1,000         Ending Principal
Original Face $4,910,955       Original Face $ 4,910,955         Balance Factor
              $ 7.051594                     $ 20.990927                87.730114%

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 1999

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance

                               Pool A                                                     5,606,678.94
                               Pool B                                                     1,745,107.79

                                                                                          ------------
                                                                                                                        7,351,786.73

Residual Interest - Pool A                                                                    40,085.78
Residual Interest - Pool B                                                                    13,487.82
Residual Principal - Pool A                                                                   97,198.02
Residual Principal - Pool B                                                                   74,611.15
                                                                                           ------------
                                                                                                                          171,809.17

Ending Residual Principal Balance

                               Pool A                                                      5,509,480.92
                               Pool B                                                      1,670,496.64
                                                                                           ------------
                                                                                                                       -------------
                                                                                                                        7,179,977.56

                                                                                                                       =============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                               73,520.57
            - Servicer Advances reimbursement                                                                             389,047.72
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                             291,691.64
                                                                                                                      --------------
           Total amounts due to Servicer                                                                                  754,259.93

                                                                                                                      ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 1999

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                   149,516,784.67

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

      Decline in Aggregate Discounted Contract Balance                                                                  2,591,947.10

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                --------------
         ending of the related Collection Period                                                                      146,924,837.57
                                                                                                                      ==============

      Components of Decline in Aggregate Discounted Contract Balance:


          - Principal portion of Contract Payments  and Servicer Advances                            2,375,318.29

          - Principal portion of Prepayment Amounts                                                    216,628.81

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                      0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                           0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                    0.00

                                                                                                   --------------
                          Total Decline in Aggregate Discounted Contract Balance                     2,591,947.10
                                                                                                   ==============


POOL B

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                    46,538,090.39

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

      Decline in Aggregate Discounted Contract Balance                                                                  1,989,630.70

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                      --------------
                                                                                                                       44,548,459.69
                                                                                                                      ==============

      Components of Decline in Aggregate Discounted Contract Balance:

          - Principal portion of Contract Payments  and Servicer Advances                            1,728,056.70

          - Principal portion of Prepayment Amounts                                                    261,574.00

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                      0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                           0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                    0.00

                                                                                                   --------------
                          Total Decline in Aggregate Discounted Contract Balance                     1,989,630.70
                                                                                                   ==============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     191,473,297.26
                                                                                                                      ==============



                            DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 1999

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
      POOL A
                                                                                                               Predecessor
                                                             Discounted                Predecessor             Discounted
      Lease #          Lessee Name                          Present Value              Lease #                 Present Value
      -----------------------------------------            ---------------------       ------------------      ---------------------
                         NONE

                                                           ---------------------                               ---------------------
                                                  Totals:                  $0.00                                              $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                $0.00
      b) ADCB OF POOL A AT CLOSING DATE                                                                             $161,410,790.25
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES                    NO     X
                                                                                           --------------         --------


      POOL B


                                                                                                               Predecessor
                                                             Discounted                Predecessor             Discounted
      Lease #          Lessee Name                          Present Value              Lease #                 Present Value
      -----------------------------------------            ---------------------       ------------------      ---------------------
                         NONE

                                                           ---------------------                               ---------------------
                                                 Totals:                   $0.00                                              $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                              $56,843,333.29
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                           0.00%

      *  ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
         TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES                    NO     X
                                                                                           --------------         --------



                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 1999

XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS -
NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

       POOL A - NON-PERFORMING
                                                                                                               Predecessor
                                                             Discounted                Predecessor             Discounted
      Lease #          Lessee Name                          Present Value              Lease #                 Present Value
      -----------------------------------------            ---------------------       ------------------      ---------------------
                         NONE

                                                           ---------------------                               ---------------------
                                                  Totals:                  $0.00                                              $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                  0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                     $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                                  NO     X
                                                                                       --------------                       --------



                                                                                                               Predecessor
                                                             Discounted                Predecessor             Discounted
      Lease #          Lessee Name                          Present Value              Lease #                 Present Value
      -----------------------------------------            ---------------------       ------------------      ---------------------
                         NONE

                                                           ---------------------                               ---------------------
                                                  Totals:                  $0.00                                              $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                    $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                      $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                                  NO     X
                                                                                      --------------                       --------


                            DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 1999

XV.    POOL PERFORMANCE MEASUREMENTS

1.    AGGREGATE DISCOUNTED CONTRACT BALANCE
     CONTRACTS DELINQUENT > 90 DAYS                                    TOTAL OUTSTANDING CONTRACTS
     This Month                                4,406,538.63             This Month                           191,473,297.26
     1 Month Prior                             4,642,862.57             1 Month Prior                        196,054,875.06
     2 Months Prior                            2,266,917.61             2 Months Prior                       200,933,136.69

     Total                                    11,316,318.81             Total                                588,461,309.01

     a) 3 MONTH AVERAGE                        3,772,106.27             b) 3 MONTH AVERAGE                   196,153,769.67

     c) a/b                                           1.92%

2.     2.    Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                            Yes         No       X
                                                                                                                --------       -----

      3.     Restricting Event Check

             A. A Delinquency Condition exists for current period?                                          Yes         No       X
                                                                                                                --------       -----
             B. An Indenture Event of Default has occurred and is then continuing?                          Yes         No       X
                                                                                                                --------       -----

      4.     Has a Servicer Event of Default occurred?                                                      Yes         No       X
                                                                                                                --------       -----


      5.     Amortization Event Check

             A. Is 1c  > 8% ?                                                                               Yes         No       X
                                                                                                                --------       -----
             B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
                  not remedied within 90 days?                                                              Yes         No       X
                                                                                                                --------       -----
             C. As of any Determination date, the sum of all defaulted contracts since the Closing date
                  exceeds 6% of the ADCB on the Closing Date?                                               Yes         No       X
                                                                                                                --------       -----






6.   Aggregate Discounted Contract Balance at Closing Date                                                 Balance $ 218,254,123.54
                                                                                                                   ----------------


     DELINQUENT LEASE SUMMARY

                           Days Past Due             Current Pool Balance                                               # Leases

                                  31 - 60                     3,962,071.01                                                    180
                                  61 - 90                     4,745,935.32                                                     59
                                 91 - 180                     4,406,538.63                                                     93



     Approved By:
     Lisa J. Cruikshank
     Vice President